SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (or Date of Earliest Event Reported): March 6, 1999


                         FIRSTPLUS FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


            NEVADA                        27550                   75-256108
State or other jurisdiction of   (Commission File Number)       (IRS Employer
incorporation or organization)                               Identification No.)




              1600 Viceroy  Dallas, Texas                            75235
       (Address of principal executive offices)                   (Zip Code)



       Registrant's telephone number, including area code: (214) 599-6400






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ITEM 5.           OTHER EVENTS

         As previously announced, two of FIRSTPLUS Financial Group, Inc.'s (the "Company" or the "Registrant"), wholly-owned subsidiaries, FIRSTPLUS Financial, Inc., and FIRSTPLUS Special Funding Corp. filed for reorganization under Chapter 11 of the United States Bankruptcy Code on March 5, 1999. The filing was made in the United States Bankruptcy Court for the Northern District of Texas in Dallas. Neither the Registrant, nor any of its other subsidiaries has sought bankruptcy protection.

         FIRSTPLUS Financial, Inc. is one of the Company's main operating sub-sidiaries. It produced, sold, and serviced the majority of the Company's High LTV loan originations. FIRSTPLUS Special Funding Corp. is a special purpose entity formed to facilitate certain borrowings by FIRSTPLUS Financial, Inc.

         The liquidity issues leading to the subsidiary's bankruptcy filing have required significant focus by Senior Management. Additionally, Senior Management has been concentrating on related strategic issues such as negotiating with lenders and creditors, finding new sources of financing and whole loan purchasers, and reorganizing and recapitalizing the Company. The resources available to the Company have been limited by the liquidity issues and resulting downsizing previously disclosed.

         The Registrant is currently not subject to any bankruptcy proceedings. However, the Registrant has no income producing activities and is dependent on its subsidiaries to fund its obligations. FIRSTPLUS Financial, Inc. will be severely limited in its ability or will not be able to provide such funds as a result of the bankruptcy filing. The Registrant's other significant operating subsidiary, Western Interstate Bancorp ("WIB"), is limited in its ability to release funds to the parent company du to its debt covenant restrictions. Additionally WIB's main operating company is a FDIC-insured industrial loan company, FIRSTPLUS Bank, that is also limited in the amount of funds that it can release by way of dividends or intercompany loans due to regulatory restrictions. These limitations may cause the Registrant or its other subsidiaries to experience liquidity issues similar to FIRSTPLUS Financial, Inc.

         Additionally, on March 18, 1999 an event of default occurred on an interest payment following a 30-day grace period on the Company's 7.25 percent convertible subordinated notes due August 15, 2003. The Company is currently negotiating with note holders for an additional grace period. The Company is also in default on several of its lease obligations and is negotiating with those lenders to resolve such defaults. No assurance can be made as to whether the negotiations will be successful or if the negotiations are unsuccessful what the ultimate outcome will be for the Company.

         As a result of limited resources and conflicting demands, the Company has not completed the analysis necessary to complete the previously announced restatement nor the preparation of its financial statements. As such, the

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Company is delaying the release of earnings  for the fiscal year ended  December
31, 1998 and does not expect to timely file its Annual Report on Form 10-K. The Company has previously stated that it is in the process of restating its financial statements for each of the fiscal years in the three-year period ended September 30, 1997, the three-month transition period ended December 31, 1997, and the first three quarters of the fiscal year ended December 31, 1998. The restatement is the result of revising its methodology for estimating the fair value of I/O Strips and Receivable from Trusts assets to the "cash-out" method from the previously used "cash-in" method to comply with the Securities and Exchange Commission guidance announced on December 8, 1998.

         The Company currently cannot estimate when it will complete its restatement, release results for fiscal year 1998, and file its Form 10-K for the year ending December 31, 1998 with the Securities and Exchange Commission. It is expected that the impact of the restatement will be material to the results of all prior periods. Accordingly, previously issued financial results for the periods indicated as affected by the restatement above should not be relied upon.

         FIRSTPLUS Financial Group, Inc.  is a diversified consumer finance com-
pany  that  originates,   services,  and  sells  consumer  finance  receivables.
FIRSTPLUS is headquartered in Dallas, Texas.

         The above statements contained in this report that are not historical facts, including, but not limited to, statements that can be identified by the use of forward-looking terminology such as "may," "will," "expect,"
"anticipate," "estimate" or "continue" or the negative thereof or other variations thereon or comparable terminology, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties. The actual results of the future events described in such forward-looking statements in this press release could differ materially from those stated in such forward-looking statements. Among the factors that could cause actual results to differ materially are: the ultimate outcome of any negotiations, short-term interest rate fluctuations, level of defaults and prepayments, general economic conditions, competition, government regulation and possible future litigation, as well as the risks and uncertainties discussed in the Company's Current Report on Form 8-K, dated December 19, 1996, including without limitation, the uncertainties set forth from time to time in the Company's other public reports and filings and public statements.

ITEM 7.   Financial Statements and Exhibits.


(c.Exhibits

                  (i)      Press release dated January 29, 1999

                  (ii)     Press release dated March 6, 1999


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 30, 1999


                                              FIRSTPLUS FINANCIAL GROUP, INC.


                                              By:     /s/William P. Benac
                                                      --------------------------
                                              Name:   William P. Benac
                                              Title:  Chief Financial Officer







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CONTACT:                                     Daniel T. Phillips, Chairman/CEO
                                             Eric C. Green, President
                                             William P. Benac, CFO
                                             John R. Hauge, Group Executive
                                             FIRSTPLUS Financial Group, Inc.
FOR IMMEDIATE RELEASE
                                             Michele Katz, Ian Hirsch
                                             Press: Brian Maddox, Estelle Bieber
                                             Morgen-Walke Associates
                                             (212) 850-5600

                      FIRSTPLUS ANNOUNCES IMPLEMENTATION OF
                             NEW ACCOUNTING GUIDANCE

DALLAS, Texas, January 29, 1999 - FIRSTPLUS Financial Group, Inc. (NYSE: FP) today announced it will be implementing new accounting guidance regarding the valuation of its retained interests from securitization transactions recently provided by the Financial Accounting Standards Board ("FASB"). As reported in the Company's September 30, 1998 Form 10-Q, the FASB issued a draft Special Report ("A Guide to Implementation of Statement 125 on Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, Questions and Answers, Second Edition") which was finalized during December 1998. In this Special Report, the FASB concluded that the "cash-out" method of valuing retained interests should be used to estimate fair value. The Securities and Exchange Commission Staff announced on December 8, 1998 that the change to the "cash-out" method should be made by restatement. Based on this guidance, the Company is revising its methodology for estimating the fair value of I/O Strips and Receivable from Trusts assets to the "cash-out" method from the previously used "cash-in" method.

     Prior to the issuance of the FASB's Special Report, one of two different valuation techniques, the "cash-in" method or the "cash-out" method, had been

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used under  Statement 125 to estimate the fair value of retained  interests such as I/O Strips and other credit enhancements by specialty finance companies. The basic difference between the two methods concerns the period over which the estimated cash flows are discounted. The discount period in the "cash-in" method ends when it is estimated the trust will collect the cash. The "cash-out" method discounts cash flows from the date it is estimated that the trust will return the cash to the Company.

      The Company will restate its financial statements for each of the fiscal years in the three-year period ended September 30, 1997, the three-month transition period ended December 31, 1997, and the first three quarters of the fiscal year ended December 31, 1998. The Company is currently in the process of estimating the ultimate impact of the restatement. However, as disclosed in the Company's Form 10-Q for the September 1998 quarter, it is expected that the impact will be material to the results of all prior periods. As a result of the restatement, the Company will release results for the fiscal year ended December 31, 1998 following the completion of the restatement of prior financial statements and the filing of its Annual Report for fiscal year 1998 on Form 10-K. The Company presently anticipates completing this process by mid-March 1999.

                                     -more-





     FIRSTPLUS Financial Group, Inc.
        Page 2

     FIRSTPLUS Financial Group, Inc. is a diversified consumer finance company that originates, services, and sells consumer finance receivables. FIRSTPLUS is headquartered in Dallas, Texas.

The above statements contained in this press release that are not historical facts, including, but not limited to, statements that can be identified by the use of forward-looking terminology such as "may," "will," "expect,"
"anticipate," "estimate" or "continue" or the negative thereof or other variations thereon or comparable terminology, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties. The actual results of the future events described in such forward-looking statements in this press release could differ materially from those stated in such forward-looking statements. Among the factors that could cause actual results to differ materially are: the ultimate outcome of any negotiations, short-term interest rate fluctuations, level of defaults and prepayments, general economic conditions, competition, government regulation and possible future litigation, as well as the risks and uncertainties discussed in the Company's Current Report on Form 8-K, dated December 19, 1996, including without limitation, the uncertainties set forth from time to time in the Company's other public reports and filings and public statements.

                                      # # #


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CONTACT:                             Daniel T. Phillips, Chairman/CEO
                                     Eric C. Green, President
                                     William P. Benac, CFO
                                     John R. Hauge, Group Executive
                                     FIRSTPLUS Financial Group, Inc.
                                     (214) 5996300
FOR IMMEDIATE RELEASE
                                     Michele Katz, Ian Hirsch
                                     Press: Brian Maddox, Estelle Bieber
                                     MorgenWalke Associates
                                     (212) 8505600

               FIRSTPLUS ANNOUNCES SUBSIDIARY'S BANKRUPTCY FILING

DALLAS, Texas - March 6, 1999 -- FIRSTPLUS Financial Group, Inc. (NYSE: FP) today announced that one of its wholly-owned subsidiaries, FIRSTPLUS Financial, Inc. ("INC"), and FIRSTPLUS Special Funding Corp. (a subsidiary of INC created to facilitate a financing from Deutsche Bank) filed for reorganization under Chapter 11 of the United States Bankruptcy Code. The filing was made in the United States Bankruptcy Court for the Northern District of Texas in Dallas. Neither FIRSTPLUS Financial Group, the paren company, nor any of its other subsidiaries has sought bankruptcy protection.

Daniel T. Phillips, Chairman and CEO of FIRSTPLUS Financial Group, said: "The tremendous recent turmoil in the asset-backed securitization markets and the lack of a reliable, committed secondary take out source for high LTV loans have made this step necessary. We have attempted to address this industry-wide phenomenon by focusing the company on its retail loan origination business, selling off non-core businesses, executing whole loan sales, and reducing costs. However, FIRSTPLUS Financial, Inc. has been unable to meet certain of its obligations and, accordingly, this action was taken."

FIRSTPLUS Financial Group, Inc. is a diversified consumer finance company that originates, services and sells consumer finance receivables. FIRSTPLUS is headquartered in Dallas, Texas. Information can be found on FIRSTPLUS' website at WWW.FIRSTPLUS.COM
   -----------------

The above statements contained in this press release that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties. The actual results of the future events described in such forward-looking statements in this press release could differ materially from those stated in such forward-looking statements. Among the factors that could cause actual results to differ materially are: short-term interest rate fluctuations, level of defaults and prepayments, general economic conditions, competition, government regulation and possible future litigation, as well as the risks and uncertainties discussed in the Company's Current Report on Form 8-K, dated December 19, 1996, including without limitation, the uncertainties set forth from time to time in the Company's other public reports and filings and public statements.

                                      # # #





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